EXHIBIT 10.2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES 1 2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)

03	09/24/2005	NA

6. ISSUED BY CODE		7. ADMINISTERED BY (If other than Item 6) CODE

National Institute of Environmental Health Sciences Acquisitions Management Branch/OM P.O. Box 12874 Research Triangle Park, NC 27709		OMB No. 0990-0115 Deltra C. Lunney 919-541-0387

8. NAME AND ADDRESS OF CONTRACTOR (No. street, city, State and ZIP Code)		☒	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

Xenogen Biosciences 5 Cedar Brook Drive Cranbury, NJ 08512 Attn: Stephen McAndrew			10A. MODIFICATION OF CONTRACT/ORDER NO.

		☒	273-03-C-0045

CR300045	B2		10B. DATED (SEE ITEM 13) 9/25/2003

CODE	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in Item 14. The hour and data specified for receipt of Offers.	☐ is extended ☐ is not extended

Offers must acknowledge receipt of the amendment prior to the hour and date specified in the specification or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning copies of the amendment (b) by acknowledging receipt of this amendment on each copy of the offer submitted; or

(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

EIN: 1311122130A2

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.     THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43,103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority )

☒	FAR 43,103(a) Bilateral Modification

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Purpose of this modification:

1) To extend the base performance period

2) To summarize the impact on award and obligation amounts

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as therefore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

Stephen J. McAndrew, Ph.D. Vice President, Business Development		Antoinette Bridges, Contracting Officer

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/S/ STEPHEN J. MCANDREW	9/27/05	/S/ ANTOINETTE BRIDGES	10/7/05

(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540 - 01 - 152 - 8070 PREVIOUS EDITION UNUSABLE		STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR [40 CFR] 50,243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES 2 2

Contract #: 273-03-C-0045                     Xenogen Biosciences

Modification #: 03

1) The base performance period is extended from September 24, 2005 to October 31, 2006 to allow for completion and delivery of existing projects.

2) Summary for Clarification Purposes:

(a) The completion date of September 24, 2005 is changed to October 30, 2006 by reason of this modification.

(b) The contract award and obligation amount [***] is unchanged by reason of this modification.

	Awarded	Obligated
Prior to this Modification # 03:	[***]	[***]
Changed per this Modification 03:	0.00	0.00

Current/New Totals:	[***]	[***]

Completion Date: October 30, 2006

***	CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS EXHIBIT

NSN 7540 - 01 - 152 - 8070 PREVIOUS EDITION UNUSABLE	CONTINUATION PAGE	STANDARD FORM 30(REV. 10-83) Prescribed by GSA FAR(40 CFR) 53343